UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 24, 2014 (April 23, 2014)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Damastown, Mulhuddart

Dublin 15, Ireland

(Address of principal executive offices)

+353 (1) 880-8180

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Rights Agreement Amendment

On April 23, 2014, Mallinckrodt plc, an Irish public limited company (“Mallinckrodt” or the “Company”), entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of June 28, 2013, with Computershare Trust Company, N.A., as rights agent (as amended by the Amendment, the “Rights Agreement”), to amend the definition of “Acquiring Person” contained in Section 1 of the Rights Agreement to increase the threshold for becoming an Acquiring Person (as defined in the Rights Agreement), with respect only to Paulson & Co. Inc. and all funds and accounts managed by Paulson & Co. Inc. or any of its affiliates (collectively, “Paulson”), from 10% to 20% (the “Paulson Threshold”), subject to certain conditions.

The Paulson Threshold will remain in effect as to Paulson only for so long as Paulson is a Qualified Institutional Investor (as defined in the Amendment). In the event that the Agreement and Plan of Merger, dated as of April 5, 2014, by and among Mallinckrodt, Questcor Pharmaceuticals, Inc. (“Questcor”) and Quincy Merger Sub, Inc. (the “Merger Agreement”) is terminated in accordance with its terms prior to the effective time of the Merger (as defined in the Merger Agreement), the Paulson Threshold will thereupon become the lesser of (i) 20% and (ii) 0.0001% plus the percentage of Mallinckrodt ordinary shares beneficially owned by Paulson at the time of such termination. In the event that the effective time of the Merger occurs, the Paulson Threshold will immediately following such effective time become the greater of (i) 10% and (ii) 0.0001% plus the percentage of Mallinckrodt ordinary shares beneficially owned by Paulson immediately following such effective time as a result of its beneficial ownership of Mallinckrodt ordinary shares (not in excess of the Paulson Threshold) immediately prior to such effective time. Whenever following such termination or effective time the percentage of Mallinckrodt ordinary shares beneficially owned by Paulson decreases, the Paulson Threshold will thereupon be reduced to 0.0001% plus the percentage of Mallinckrodt ordinary shares beneficially owned by Paulson following such decrease. Notwithstanding the foregoing, the Paulson Threshold will not be less than 10%.

Support Agreement

On April 23, 2014, in connection with the Amendment described above, Mallinckrodt, and Paulson entered into a support agreement (the “Support Agreement”). In the Support Agreement, Paulson has agreed to vote all of the Mallinckrodt ordinary shares and shares of Questcor common stock beneficially owned by it in favor of each matter that is related to the approval of the Merger Agreement, the Merger and/or the authorization or issuance of Mallinckrodt ordinary shares in connection with the Merger submitted for a vote of Mallinckrodt’s shareholders at the extraordinary general meeting of Mallinckrodt shareholders (unless there has been a Parent Change of Recommendation (as defined in the Merger Agreement)), and in favor of each matter that is related to the approval of the Merger Agreement and/or the Merger submitted for a vote of Questcor’s shareholders at the special meeting of Questcor shareholders (unless there has been a Company Change of Recommendation (as defined in the Merger Agreement)), respectively, to be held in connection with the Merger.

Pursuant to the Support Agreement, Paulson also agreed, with respect to each matter submitted to a vote of Mallinckrodt’s shareholders other than those described in the foregoing paragraph, to vote all Mallinckrodt ordinary shares beneficially owned by it in excess of 9.9999% of the Mallinckrodt ordinary shares then outstanding in the manner recommended by the majority of the Mallinckrodt board of directors on such matter.

Paulson also has agreed in the Support Agreement not to become an “Acquiring Person” as defined in the Rights Agreement (which obligation will continue to apply notwithstanding any expiration of the Rights Agreement that may occur during the term of the Support Agreement).

Additionally, Paulson agreed in the Support Agreement to certain “standstill” restrictions with respect to Mallinckrodt and its ordinary shares.

The Support Agreement will terminate upon the later of (i) October 23, 2015 and (ii) such time as Paulson beneficially owns less than 10% of Mallinckrodt’s ordinary shares.

The foregoing descriptions of the Amendment and the Support Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Support Agreement, which are filed as Exhibits 4.1 and 10.1 hereto, respectively, and each of which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Important Information for Investors and Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between Mallinckrodt and Questcor, Mallinckrodt will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Mallinckrodt and Questcor that also constitutes a prospectus of Mallinckrodt. The definitive joint proxy statement/prospectus will be delivered to shareholders of Mallinckrodt and Questcor. INVESTORS AND SECURITY HOLDERS OF MALLINCKRODT AND QUESTCOR ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by Mallinckrodt and Questcor through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Mallinckrodt will be available free of charge on Mallinckrodt’s internet website at www.mallinckrodt.com or by contacting Mallinckrodt’s Investor Relations Department at (314) 654-6650. Copies of the documents filed with the SEC by Questcor will be available free of charge on Questcor’s internet website at www.questcor.com or by contacting Questcor’s Investor Relations Department at (714) 497-4899.

Participants in the Merger Solicitation

Mallinckrodt, Questcor, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Mallinckrodt and Questcor shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Mallinckrodt is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on January 24, 2014 . Information about the directors and executive officers of Questcor is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 15, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment to the Rights Agreement, dated as of April 23, 2014, by and between Mallinckrodt plc and Computershare Trust Company, N.A.

10.1	Support Agreement, dated as of April 23, 2014, by and among Mallinckrodt plc, Paulson & Co. Inc. and all funds and accounts managed by Paulson & Co. Inc. or any of its affiliates.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2014

MALLINCKRODT PUBLIC LIMITED COMPANY

	By:	/s/ Peter G. Edwards
		Name:	Peter G. Edwards
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment to the Rights Agreement, dated as of April 23, 2014, by and between Mallinckrodt plc and Computershare Trust Company, N.A.

10.1	Support Agreement, dated as of April 23, 2014, by and between Mallinckrodt plc, Paulson & Co. Inc. and all funds and accounts managed by Paulson & Co. Inc. or any of its affiliates.